UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2011

First Financial Corporation
 (Exact name of registrant as specified in its charter)

Indiana	000-16759	35-1546989
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P. O. Box 540 , Terre Haute, Indiana	47808
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 812-238-6334

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A is filed to amend the initial Form 8-K filed by First Financial Corporation (the “Registrant”) on January 26, 2011 (the “Initial Filing”) to correct the title of the press release attached as Exhibit 99.1 to the Initial Filing, so that the title now reads “First Financial Corporation reports 2010 Results,” and to reflect the proper Form 8-K item number referenced in the text of Items 2.02 and 9.01. This amendment does not otherwise modify or update any disclosures made in the Initial Filing or Exhibit 99.1, which exhibit is attached hereto and incorporated herein by reference.

Item 2.02. Results of Operations and Financial Condition

Item 9.01. Financial Statements and Exhibits

On January 26, 2011, the Registrant issued a press release reporting its financial results for the three and twelve months ended December 31, 2010. A copy of the press release is being furnished as an exhibit to this report and is incorporated by reference into this item 2.02 and 9.01.

The foregoing information, including the information contained in the press release, is being furnished pursuant to this Item 2.02 and 9.01 and shall not be deemed to be “filed” for purposes of section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. In addition, this information shall not be deemed to be incorporated by reference into any of the Registrant’s filings with the Securities and Exchange Commission, except as shall be expressly set forth by specific reference in any such filing.

The exhibit to this report is as follows:

Exhibit No.	Description
99.1	Press Release, dated January 26, 2011 issued by First Financial Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Financial Corporation

Dated February 4, 2011

/s/Rodger A. McHargue
Rodger A. McHargue
Secretary/Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number

99.1           Press Release, dated January 26, 2011 issued by First Financial Corporation